BlackRock Financial Institutions Series Trust

BlackRock Summit Cash Reserves Fund

(the “Fund”)

Supplement dated November 19, 2018 to the

Investor C Shares

Prospectus of the Fund, dated as of July 27, 2018, as supplemented to date

Effective as of November 19, 2018, BlackRock Advisors, LLC has contractually agreed to cap net expenses of Investor C Shares of the Fund. To achieve this expense cap, BlackRock has agreed to waive and/or reimburse fees or expenses if the annual fund operating expenses of Investor C Shares of the Fund, excluding certain expenses described in the Investor C Shares prospectus of the Fund (the “Prospectus”), exceed a certain limit. Accordingly, the Prospectus is amended as follows:

Effective as of November 19, 2018, the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock Summit Cash Reserves Fund—Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about these fees and expenses is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Advisors, LLC (“BlackRock”), The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” and the “Intermediary-Defined Sales Charge Waiver Policies” sections on pages 10 and A-1, respectively, of the Fund’s prospectus and in the “Purchase of Shares” section on page II-28 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00%[1]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor C Shares
Management Fee	0.50%
Distribution (12b-1) Fees	0.75%
Other Expenses[2]	0.43%
Total Annual Fund Operating Expenses	1.68%
Fee Waivers and/or Expense Reimbursements[3]	(0.51)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	1.17%

[1]

Since all Investor C Shares must be purchased in an exchange transaction for Investor C Shares of a non-money market fund advised by BlackRock or its affiliates (each a “Non-Money Market BlackRock Fund”), a contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of the Fund’s Investor C Shares. The Investor C Shares CDSC is only charged upon redemptions of Investor C Shares within one year after you originally acquired the Investor C Shares of the Non-Money Market BlackRock Fund, unless you qualify for a waiver. There is no CDSC charged on redemptions if you have owned your Investor C Shares for more than one year (as measured from your original purchase of Investor C Shares that you exchanged into Investor C Shares of the Fund).

[2]	Other Expenses are based on estimated amounts for the current year.

[3]

As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 18, effective November 19, 2018, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 1.17% for Investor C Shares through August 31, 2021. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares[1]	$219	$427	$814	$1,899

[1]	Reflects assessment of applicable CDSC assuming Investor C Shares were acquired by exchange from a Non-Money Market BlackRock Fund immediately after purchase of shares from such other fund.

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$119	$427	$814	$1,899

Effective as of November 19, 2018, the section of the Prospectus entitled “Management of the Fund—BlackRock” is amended by adding the following immediately after the third paragraph of that section:

BlackRock has contractually agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) extraordinary expenses not incurred in the ordinary course of the Fund’s business, if any) of Investor C Shares of the Fund at the level shown below and in the Fund’s fees and expenses table in the “Fund Overview” section. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve this expense cap, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to the Fund, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Contractual Cap[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor C	1.17%

[1]

The contractual cap is effective as of November 19, 2018 and in effect through August 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	As a percentage of average daily net assets.

Shareholders should retain this Supplement for future reference.

PRO-SUMMC-1118SUP

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